SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                    FILED PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT: August 1, 2000



                         COMMISSION FILE NUMBER 0-14703


                                NBT BANCORP INC.
             (Exact Name of Registrant as Specified in its Charter)

             DELAWARE                                16-1268674
     (State of Incorporation)           (I.R.S. Employer Identification No.)

                  52 SOUTH BROAD STREET NORWICH, NEW YORK 13815
               (Address of Principal Executive Offices)(Zip Code)

       Registrant's Telephone Number, Including Area Code: (607)-337-2265

                                       N/A
          (Former Name or Former Address, If changed since last Report)

Item 5.  Other Events

Filed as Exhibit 99.1 are Management's Discussion and Analysis of Financial Condition and Results of Operations, and Supplemental Consolidated Financial Statements of NBT Bancorp Inc. restated to reflect the acquisition by merger of Pioneer American Holding Company Corp. The merger was a pooling of interests for accounting and financial reporting purposes. The consolidated financial statements of NBT Bancorp Inc. are restated for periods prior to the date of the acquisition.

Item 7.  Financial Statements and Exhibits

(a)      Not applicable.

(b)      Not applicable

(c)      The following exhibits are included in this report:

         23.1    Consent of KPMG LLP

         27.1    Restated Financial Data Schedule at December 31, 1999

         27.2    Restated Financial Data Schedule at December 31, 1998

         27.3    Restated Financial Data Schedule at December 31, 1997

         99.1 NBT Bancorp Inc. Management's Discussion and Analysis of Financial Condition and Results of Operations, and Supplemental Consolidated Financial Statements and other Annual Report data.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NBT BANCORP, INC.

Date: July 31, 2000
                                           /s/ Michael J. Chewens
                                           ----------------------
                                           Michael J. Chewens, CPA
                                           Executive Vice President
                                           Chief Financial Officer and Treasurer



                                  EXHIBIT INDEX

   23.1      Consent of KPMG LLP

   27.1      Restated Financial Data Schedule at December 31, 1999

   27.2      Restated Financial Data Schedule at December 31, 1998

   27.3      Restated Financial Data Schedule at December 31, 1997

   99.1      NBT Bancorp Inc. Management's  Discussion and Analysis of Financial
             Condition  and  Results  of  Operations,   Consolidated   Financial
             Statements and other Annual Report data.